Exhibit 32


                                Certification
                     Pursuant to 18 U.S.C. Section 1350,
                            As Adopted Pursuant to
                Section 906 Of The Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of TrustCo Bank Corp NY (the "Company") on Form 10-Q for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                   /s/ Robert J. McCormick
                                                   -----------------------
                                                   Robert J. McCormick
                                                   President and
                                                   Chief Executive Officer


                                                   /s/ Robert T. Cushing
                                                   ---------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer


May 8, 2007